ITEM 1. SCHEDULE OF INVESTMENTS

Baron WealthBuilder Fund

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022 (UNAUDITED)

Shares		Cost	Value
Affiliated Mutual Funds (100.02%)
Small Cap Funds (31.67%)
900,754	Baron Discovery Fund – Institutional Shares	$23,375,281	$20,537,198
718,033	Baron Growth Fund – Institutional Shares	69,452,531	60,558,926
1,986,421	Baron Small Cap Fund – Institutional Shares	68,563,178	53,116,908

Total Small Cap Funds		161,390,990	134,213,032

Small to Mid Cap Funds (6.55%)
889,653	Baron Focused Growth Fund – Institutional Shares	29,968,374	27,774,975

Mid Cap Funds (12.42%)
644,070	Baron Asset Fund – Institutional Shares	63,318,589	52,626,963

Large Cap Funds (6.38%)
694,848	Baron Durable Advantage Fund – Institutional Shares	11,008,972	10,304,591
565,974	Baron Fifth Avenue Growth Fund – Institutional Shares	20,639,805	16,752,841

Total Large Cap Funds		31,648,777	27,057,432

All Cap Funds (19.52%)
636,623	Baron Opportunity Fund – Institutional Shares	16,222,870	16,704,994
456,244	Baron Partners Fund – Institutional Shares	42,153,081	66,023,088

Total All Cap Funds		58,375,951	82,728,082

International Funds (9.85%)
1,025,963	Baron Emerging Markets Fund – Institutional Shares	15,111,496	12,321,819
602,993	Baron Global Advantage Fund – Institutional Shares	16,404,568	16,600,406
605,868	Baron International Growth Fund – Institutional Shares	16,827,571	12,814,102

Total International Funds		48,343,635	41,736,327

Sector Funds (13.63%)
987,613	Baron FinTech Fund – Institutional Shares	14,005,911	10,508,205
779,961	Baron Health Care Fund – Institutional Shares	13,956,799	12,799,168
907,992	Baron Real Estate Fund – Institutional Shares	31,309,051	24,588,413
781,375	Baron Real Estate Income Fund – Institutional Shares	12,721,038	9,853,140

Total Sector Funds		71,992,799	57,748,926

Total Affiliated Investments (100.02%)		$465,039,115	423,885,737

Liabilities Less Cash and Other Assets (-0.02%)			(91,299)

Net Assets			$423,794,438

Retail Shares (Equivalent to $13.89 per share based on 5,503,337 shares outstanding)			$76,427,693

TA Shares (Equivalent to $14.05 per share based on 2,646,755 shares outstanding)			$37,176,110

Institutional Shares (Equivalent to $14.05 per share based on 22,076,083 shares outstanding)			$310,190,635

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Schedules of Investments.

Baron WealthBuilder Fund	September 30, 2022

NOTES TO FINANCIAL STATEMENT (UNAUDITED)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 12 series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.BaronFunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee and no revenue sharing, sub-transfer agency or record-keeping service payments are made by or in respect of TA Shares. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a) Security Valuation. The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

Baron WealthBuilder Fund	September 30, 2022

U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value, calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into

U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Board has designated the Adviser as the Fund’s valuation designee to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act, which requires the Fund to fair value when market quotations are not readily available. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund adopted a valuation policy conforming to the new rules, effective September 8, 2022, and there was no material impact to the Fund.

b) Single Issuer. Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 52% and 22%, respectively, of these Underlying Funds’ net assets as of September 30, 2022, the NAVs of these Underlying Funds will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $39,164,056, which represents 9.2% of the Fund’s net assets as of September 30, 2022. The financial statements of the Underlying Funds are available at www.BaronFunds.com.

c) Non-Diversified Portfolio. Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

Baron WealthBuilder Fund	September 30, 2022

d) Industry Concentration. From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 52% and 22%, respectively, of these Underlying Funds’ net assets as of September 30, 2022, these Underlying Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

3. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

4. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical assets or liabilities;
•

Level 2 – prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

5. COST OF INVESTMENTS FOR INCOME TAX PURPOSES

As of September 30, 2022, the components of net assets on a tax basis were as follows:

Cost of investments	$465,039,115

Gross tax unrealized appreciation	$24,547,970
Gross tax unrealized depreciation	(65,701,348)

Net tax unrealized appreciation (depreciation)	$(41,153,378)

Baron WealthBuilder Fund	September 30, 2022

6. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2021	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Capital Gains Distributions	Shares Held at September 30, 2022	Value at September 30, 2022	% of Net Assets at September 30, 2022
“Affiliated” Company as of September 30, 2022:
Baron Asset Fund, Institutional Shares	$73,555,131	$12,788,334	$8,068,859	$(22,421,102)	$(3,226,541)	$—	$3,938	644,070	$52,626,963	12.42%
Baron Discovery Fund, Institutional Shares	25,651,149	14,263,318	8,444,946	(5,986,134)	(4,946,189)	—	—	900,754	20,537,198	4.85%
Baron Durable Advantage Fund, Institutional Shares	9,924,047	3,939,795	81,216	(3,450,231)	(27,804)	—	—	694,848	10,304,591	2.43%
Baron Emerging Markets Fund, Institutional Shares	23,698,078	4,072,802	8,195,058	(3,447,512)	(3,806,491)	—	—	1,025,963	12,321,819	2.91%
Baron Fifth Avenue Growth Fund, Institutional Shares	33,337,789	7,794,014	8,260,379	(10,514,895)	(5,603,688)	—	—	565,974	16,752,841	3.95%
Baron FinTech Fund, Institutional Shares	12,668,556	4,061,726	477,613	(5,542,982)	(201,482)	—	145,283	987,613	10,508,205	2.48%
Baron Focused Growth Fund, Institutional Shares	27,747,887	14,940,459	3,759,759	(9,584,697)	(1,568,915)	—	3,119,507	889,653	27,774,975	6.55%
Baron Global Advantage Fund, Institutional Shares	36,127,604	11,659,394	16,403,567	(5,634,424)	(9,148,601)	—	110,302	602,993	16,600,406	3.92%
Baron Growth Fund, Institutional Shares	73,956,736	19,409,688	7,480,943	(21,901,740)	(3,424,815)	—	—	718,033	60,558,926	14.29%
Baron Health Care Fund, Institutional Shares	15,583,416	2,334,332	1,169,930	(3,626,414)	(322,236)	—	—	779,961	12,799,168	3.02%
Baron International Growth Fund, Institutional Shares	14,143,268	6,296,227	1,173,273	(5,665,288)	(786,832)	2,067	190,639	605,868	12,814,102	3.02%
Baron Opportunity Fund, Institutional Shares	33,577,147	5,938,316	10,933,923	(7,414,208)	(4,462,338)	—	—	636,623	16,704,994	3.94%
Baron Partners Fund, Institutional Shares	89,688,787	9,845,621	7,207,390	(25,164,222)	(1,139,708)	—	1,659,071	456,244	66,023,088	15.58%
Baron Real Estate Fund, Institutional Shares	28,760,215	7,389,693	186,509	(11,291,625)	(83,361)	444,053	262,515	907,992	24,588,413	5.80%
Baron Real Estate Income Fund, Institutional Shares	8,690,011	4,977,533	54,419	(3,738,962)	(21,023)	101,977	70,997	781,375	9,853,140	2.33%
Baron Small Cap Fund, Institutional Shares	69,793,725	14,831,444	7,289,661	(21,174,914)	(3,043,686)	—	—	1,986,421	53,116,908	12.53%

	$576,903,546	$144,542,696	$89,187,445	$(166,559,350)	$(41,813,710)	$548,097	$5,562,252		$423,885,737

7. RUSSIA/UKRAINE RISK

Certain Underlying Funds invested in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact an Underlying Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause an Underlying Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.